UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 5, 2026
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2026, Serina Therapeutics, Inc. (the “Company”) filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, eliminating from the Company’s First Amended and Restated Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on April 10, 2025, as corrected by the Certificate of Correction filed on May 22, 2025 (together, the “Certificate of Designations”), with respect to the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”).

None of the shares of Series A Preferred Stock are outstanding, because all issued and outstanding shares of Series A Preferred Stock have been converted into shares of the Company’s common stock, and none will be issued subject to the Certificate of Designations. Upon the filing of the Certificate of Elimination, the shares previously designated as Series A Preferred Stock resumed the status of authorized but unissued shares of the Company’s preferred stock, without designation as to series.

The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Elimination of Series A Convertible Preferred Stock of Serina Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on October 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: October 9, 2026	By:	/s/ Steve Ledger
Chief Executive Officer